                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 24, 2001
                                                 ----------------------------



                             Cooper Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                1-1175                          31-4156620
-------------------------------         ----------------------------------------
   (Commission File Number)              (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas               77002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)           (Zip Code)



                                  713/209-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On April 24, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the first quarter of 2001.

Item 7.           Financial Statements and Exhibits.

                  Exhibits

                  99.1 Company press release dated April 24, 2001 titled "Cooper Reports First-Quarter 2001 Earnings in Line with Recent Guidance"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COOPER INDUSTRIES, INC.
                                              (Registrant)



Date:  April 25, 2001                          /s/ Diane K. Schumacher
                                              ----------------------------------
                                              Diane K. Schumacher
                                              Senior Vice President, General
                                               Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.
-----------

99.1 Company press release dated April 24, 2001 titled "Cooper Reports First-Quarter Earnings in Line with Recent Guidance"